UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9082

M FUND, INC.
(Exact name of registrant as specified in charter)

M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon			97209
(Address of principal executive offices)			(Zip code)

JoNell Hermanson President M Fund, Inc. M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon 97209
(Name and address of agent for service)

with a Copy to: Frederick R. Bellamy, Esquire Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2404

Registrant’s telephone number, including area code:		(503) 232-6960

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2010

Item 1. Reports to Stockholders.

The annual report for the period ended December 31, 2010 is filed herewith.

M FUND, INC.

M International Equity Fund

M Large Cap Growth Fund

M Capital Appreciation Fund

M Business Opportunity Value Fund

Annual Report
December 31, 2010

M Fund, Inc.

PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Company") as presented in the following Annual Report dated December 31, 2010. Total assets under management for the year ended December 31, 2010 were $641 million.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Company, have prepared the attached discussion of results for each portfolio of the Company for the year ended December 31, 2010.

Sub-Advisers to the portfolios of the Company are: Brandes Investment Partners, L.P. for the M International Equity Fund, DSM Capital Partners LLC for the M Large Cap Growth Fund, Frontier Capital Management Company, LLC for the M Capital Appreciation Fund and Iridian Asset Management LLC for the M Business Opportunity Value Fund.

On behalf of the Company's Board of Directors, M Financial Investment Advisers, Inc. and the Company's participating insurance carriers, we thank you for your business and remain committed to providing opportunities that add value to our investors in the upcoming year.

Sincerely,

JONELL HERMANSON

President
M Fund, Inc.

M INTERNATIONAL EQUITY FUND

The Fund gained 4.61% (net) during the year ending December 31, 2010. During the same period, the MSCI EAFE Index rose 7.74%.

Despite gains made during the year, the Fund underperformed its benchmark. This relative underperformance was primarily due to the Fund's underweight allocation to the industrials sector, which had robust performance in the year, and the combination of underweight allocation to and stock selection in the strongly performing materials sector. Also weighing on relative returns was our overweight allocation to Italy, stock selection in the consumer staples sector, and a combination of stock selection in and overweight allocation to France. The Fund's significant underexposure to and stock selection in the strong performing materials sector also detracted from relative performance as this area experienced robust performance over the last year. Conversely, an overweight allocation to and stock selection in the electronic equipment, instruments & components industry and Japan, as well as stock selection in Switzerland, positively contributed to relative performance.

Looking at absolute performance, modest advances from the Fund's positions across a number of industries contributed to positive returns for the year. Specifically, gains for and allocations to holdings in the electronic equipment, instruments & components (a portfolio impact of 156 basis points, or "bps"), automobiles (a portfolio impact of 96 bps), and diversified telecommunication services (a portfolio impact of 84 bps) industries had the largest positive impact on returns. Among the positions from these industries posting gains were Tyco Electronics (Switzerland—electronic equipment, instruments & components), Volkswagen (Germany—automobiles), and Portugal Telecom (Portugal—diversified telecommunication services). In addition, advancing share prices for media (a portfolio impact of 63 bps) and Pharmaceuticals (a portfolio impact of 54 bps) holdings also helped performance. Conversely, negative performance for electric utilities (a portfolio impact of -26 bps) was a moderate drag on returns.

From a country perspective, share price appreciation for securities based in Japan (a portfolio impact of 372 bps), Switzerland (a portfolio impact of 164 bps), and the United Kingdom (a portfolio impact of 87 bps) tended to have the greatest positive impact on performance. Top-performers from these countries included Canon (Japan—office electronics), Swisscom (Switzerland—diversified telecommunication services), and British Sky Broadcasting (United Kingdom—media). However, declines for holdings based in France and Italy weighed on performance, including Sanofi-Aventis (France—pharmaceuticals) and Intesa Sanpaolo (Italy—commercial banks).

During 2010, we purchased shares of companies such as Total (France—oil, gas & consumable fuels), Japan Tobacco (Japan—tobacco), and Banco do Brasil (Brazil—commercial banks), and added to select, existing positions at prices that we consider attractive. We also sold positions such as BASF (Germany—chemicals), Henkel (Germany—household products), and Deutsche Post (Germany—air freight & logistics) as their market prices advanced toward our estimates of fair value.

It's important to keep in mind that our allocations to countries and industries result from a bottom-up process with no deliberate targets in mind. For example, we understand the challenges facing Japan on a macroeconomic level—but we are buying individual companies, not the country, and our conservative intrinsic values are not predicated on a dramatic economic turnaround. The Fund owns select recognizable Japanese companies that often own strong brands. Other, less well-known Japanese companies also have compelling fundamentals such as strong balance sheets and good operating businesses.

Let's take a closer look at where else we are finding value. While the oil, gas, & consumable fuels industry as a whole appears in favor, we are finding company-specific investment opportunities: integrated oil companies, and a few refining and marketing companies. The refining & marketing businesses are challenged by overcapacity and cyclical pressures from the economic recession. However, we believe the fall off in demand and industrial output due to the recession is a short-term issue that will dissipate as we exit the recession.

Over the last two to three years, the integrated oil companies' growth in exploration and production ("E&P"), as well as reserves, has been lackluster as a group relative to independent E&P companies, as the integrated companies were more conservative, reinvesting in exploration early in the cycle. Market expectations appear to be low, and we believe do not give credit for the amount of investment these companies have made over the last few years. The Fund owns select integrated oil companies we purchased at what we believe to be attractive prices.

Finally, Europe is facing a difficult operating environment as the European sovereign debt crisis intensified in the quarter. While the European Union eventually stepped in and bailed out Ireland with a loan package, concerns remain that the end of the sovereign crisis is not over. The uncertainties surrounding Europe have given us opportunities to invest in select companies. Today, a relatively large percentage of our Europe-based holdings are in what some may consider more defensive sectors or industries, such as telecommunications, pharmaceuticals, and food retailers. Our positions in these industries tend to offer investment-grade credit ratings, consistent solid cash flows and dividends, strong brands and market share, and multinational revenue streams.

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Brandes Investment Partners exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. International and emerging markets investing is subject to certain risks such as currency fluctuation and social and political changes; such risks may result in greater share price volatility. Portfolio characteristics are as of 12/31/10. Please note that all indices are unmanaged and are not available for direct investment.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Brandes Investment Partners, L.P.
Investment Sub-Adviser to the M International Equity Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M INTERNATIONAL EQUITY FUND AND MSCI EAFE INDEX

The M International Equity Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M International Equity Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M International Equity Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/00 to 12/31/10

MORGAN STANLEY CAPITAL INTERNATIONAL—EUROPE, AUSTRALIA, FAR EAST INDEX

MSCI EAFE Index: The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. This index often is used as a benchmark for international equity portfolios and includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing.

M LARGE CAP GROWTH FUND

Performance

For the twelve months ended December 31, 2010, the M Large Cap Growth Fund had a return of 23.06% versus 16.72% for its benchmark, the Russell 1000 Growth total return including dividends.

Market Environment/Conditions

In early 2010, the economy was moving along a track of steady, moderate improvement. The various economic indicators inconsistently performed ahead of, or behind expectations, keeping the markets volatile. But the economy was moving in the right direction. How long it would take for housing prices to clearly bottom and then trend upward, or for the unemployment rate to begin trending down were good questions, and the "U-shaped" vs "V-shaped recovery camps continued their analysis and debate.

The economic news at the time was dominated by the dire economic situation in Greece, set against a backdrop of the other "PIGS" (Portugal, Ireland, Greece, and Spain) nations with similar indebtedness and uncompetitive economies. In the US, corporate earnings growth was up strongly for the fourth quarter of 2009 and, more importantly, corporate revenue growth had turned positive. While some of this was clearly inventory-building, it was still an indicator that companies saw demand for their products.

Consensus S&P 500 earnings estimates and revisions continued their relentless march upward. By the middle of 2010, S&P 500 consensus earnings estimates were approaching $79 with a few estimates over $80. For current year 2011, consensus estimates were exceeding $90.

Unfortunately the cloud that hung over this outlook (and still does today) was the twin problem of inflation and sovereign debt risk. On the inflation front, the Federal Reserve as well as other central banks injected trillions of dollars into the global money supply in order to prevent an economic depression in 2008 (the latest QEII program is, we believe, more of the same and even less necessary).

On the sovereign debt front, the prognosis for Europe became more sluggish in the second half of 2010. High unemployment, weak consumer spending, and the added complexity of the banking problems, look to create an environment of slow growth.

The economic outlook of the emerging markets is brighter than that of the developed world. These economies continue to move forward on a solid financial footing; many have responsibly managed fiscal budgets, enhanced by pro-growth/pro-private sector policies. True, both China and India face increasing inflation, as commodity prices around the world have risen substantially over the past several months. China in particular is engaging in a tightening process to reduce current and potential inflation. Despite this, annual economic growth in China should approximate 7% to 9%.

S&P 500 earnings estimates ended the year over $83, and are projected to exceed $90 in 2011. In the United States, annual economic growth of approximately 3% appears achievable. That said, the American unemployment rate will remain elevated, and that likely means that the housing market will remain weak. We do not expect the S&P 500's price-earnings ratio to expand to the mid-point or high-end of its historic range of 15x to 18x during times when inflation is low. The systematic risks of too much debt and large unfunded pension and health care liabilities in the Western World will, in our opinion, likely cause valuations to remain below levels they might otherwise reach.

Fund Review/Current Positioning

During the plus-and-minus economy and outlook of much of 2010, we positioned the M Large Cap Growth Fund to perform despite slow economic growth. The businesses we own are generally economically defensive and serve growing end-markets. The portfolio was (and still is) built around three themes. The first and most important is that we own unique companies that, in general, are one of the few suppliers of a given product or service. As a result, many of these companies are creating new markets and growth opportunities for their unique products. Companies like Apple and Intuitive Surgical are examples.

The second theme involves stable-growth, low cyclicality businesses with attractive dividend yields. In a world where investors are searching for yield, steady growth companies with 2% to 3% dividend yields may well become very attractive. Examples of these types of companies include McDonalds and Nestle.

The third theme is substantial exposure to the emerging markets, which have become the fastest growing areas of the world. Quite a number of large, global, western-world businesses have substantial exposure to these geographies. These companies include Praxair and SAB-Miller.

Over the course of 2010, our relative return over the benchmark was earned primarily in technology, health care and consumer discretionary stocks, in each case primarily through stock selection. The best performing positions during the year were Apple Computer, Priceline.com, Cognizant Technology, NetApp and F5 Networks. The detractors during the year, though not at a comparable level, were Monsanto, Cisco Systems, Qualcomm, Visa and Western Union.

Performance/returns are net of fees and expenses. The views expressed represent the opinions of DSM Capital Partners LLC. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Portfolio characteristics are as of 12/31/10. Please note that all indices are unmanaged and are not available for direct investment.

DSM Capital Partners LLC
Investment Sub-Adviser to the M Large Cap Growth Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP GROWTH FUND AND THE RUSSELL 1000 GROWTH INDEX.

The M Large Cap Growth Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Growth Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Growth Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/00 to 12/31/10

RUSSELL 1000 GROWTH INDEX

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

M CAPITAL APPRECIATION FUND

Performance

For the twelve months ended December 31, 2010, the M Capital Appreciation Fund had a return of 27.00% versus 26.70% for its benchmark, the Russell 2500 Index. As we enter 2011, the M Capital Appreciation Fund remains positioned in a similar fashion to 2010. The Fund's largest sector overweights continue to be in the technology and materials & processing sectors, while the largest underweights are in the financial services and consumer discretionary sectors.

Fund Review/Current Positioning

A summary of this year's attribution can be seen from the table below:

	Weights			Total Returns			Attribution Analysis
RUSSELL SECTORS	M Capital Appreciation Portfolio	Russell 2500	Over/ Under	M Capital Appreciation Portfolio	Russell 2500	Over/ Under	Sector Selection	Stock Selection	Total Effect
Technology	24.3	13.4	10.9	27.8	33.9	(6.1)	0.7	(1.5)	(0.8)
Materials & Processing	13.7	8.0	5.7	41.2	31.5	9.7	0.3	1.2	1.5
Producer Durables	17.3	13.4	3.9	26.6	27.7	(1.1)	0.0	(0.3)	(0.3)
Health Care	14.2	11.3	2.9	31.9	22.3	(9.6)	(0.2)	1.5	1.3
Consumer Discretionary	8.0	15.6	(7.6)	45.4	31.6	13.8	(0.3)	1.1	0.8
Financial Services	9.9	22.0	(12.2)	22.3	20.9	1.4	0.8	0.0	0.8
Energy	8.7	5.8	2.9	16.4	37.1	(20.7)	0.1	(1.7)	(1.6)
Utilities	3.5	7.1	(3.6)	24.3	14.4	9.9	0.5	0.3	0.8
Consumer Staples	0.5	3.3	(2.8)	29.1	21.3	7.8	0.2	0.1	0.3
TOTAL				29.5	26.7	2.8	2.2	0.6	2.8

Data provided represents equity-only, gross performance.

Sector allocation drove a significant portion of the Fund's relative outperformance for the year with a meaningful overweight position in the technology, energy and materials & processing sectors and an underweight position in financial services and consumer discretionary stocks. In general, this positioning played to the Fund's advantage as energy and technology were the two top performing sectors for the year, increasing 37.1% and 33.9% respectively, while financial services was one of worst two sectors, increasing only 20.9%. While the underweight position in the consumer discretionary sector created a meaningful headwind for the year (up 31.6%), the Fund was able to overcome this negative sector allocation with strong stock selection. Stock selection also contributed positively to results for the year. The Fund experienced positive stock selection in the materials & processing, health care and consumer discretionary sectors, and negative selection in the technology and energy sectors.

Skyworks Solutions (SWKS) was the largest positive contributor for the year as it was both one of the Fund's largest holdings and one of the best performers, increasing over 100%. We have highlighted Skyworks in the past as a major beneficiary of the shift toward smart phones and the increasing array of tablets due to the fact that more complicated devices require a higher content value of power amplifiers. With continued strength in the iPhone and Android cell phone markets, and the more recent success of the iPad, Skyworks dramatically exceeded analyst estimates throughout the year. As a result, Skyworks experienced only a modest increase in its P/E multiple despite the move in the stock as forward EPS estimates nearly doubled.

In the healthcare sector, the fund benefitted by continued strong performance from another top ten holding, Cooper Companies (COO). Cooper continues to benefit from both market share gains due to new product introductions over the last several years as well as from improved profitability following the completion of a multi-year restructuring. As with Skyworks, Cooper experienced only a modest increase in P/E as forward earnings estimates increased by approximately 40% through the course of the year.

The Fund generated negative stock selection overall in the technology sector. 2010 proved to be a year of the "haves" and the "have nots" as price momentum carried many expensive stocks from 2009 to even loftier valuations in 2010. No sector witnessed this dichotomy of performance more than the technology sector where the most expensive stocks at the beginning of the year dramatically outperformed the vast majority of stocks in the sector. With our emphasis on valuation we typically underperform in that kind of environment; however, we have continued to be patient with our holdings as history has shown that such a divergence in valuation parameters is unsustainable.

Market Environment/Conditions

In general, corporate earnings proved to be better than expected through the course of the year as the global economy demonstrated continued recovery from the economic slowdown. Equity investors followed suit with a willingness to pay higher multiples for forward earnings as interest rates and inflation remained benign, balance sheets showed marked improvement and prospects for future growth gained momentum.

Looking forward, everything appears to be in place for continued stock market gains: money is easy and likely to remain so; the industrial economy continues to recover from the Great Recession and is now gathering momentum; emerging markets continue to surge; corporations are flush with cash and their profits will grow in 2011; and valuations appear reasonable. The major risk is that expectations have increased substantially since the summer when fear of a double dip recession was removed from most investors' minds. A further risk to valuations will be the slowing momentum of profit growth. Success in 2011 will require greater selectivity in stock selection. We believe the market will begin to demonstrate less correlation between stocks as the "risk on / risk off" trade witnessed during the last 12-18 months returns to more traditional evaluation—and therefore differentiation—of stock fundamentals.

Fund Review/Current Positioning

When analyzing companies we assume the economic recovery will continue to be modest and corporate profit growth will be slowing. Companies that have benefited from cyclical forces and cost cutting during the last two years are not likely to be market leaders. As a result our research is leading us to companies benefiting from secular demand that is being driven by innovation, globalization, and the demand for increased productivity. As always, the challenge will be to find these growing companies at reasonable prices.

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Frontier Capital Management Company, LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sector discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/10. Please note that all indices are unmanaged and are not available for direct investment.

Frontier Capital Management Co., L.L.C.
Investment Sub-Adviser to the M Capital Appreciation Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX

The M Capital Appreciation Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Capital Appreciation Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Capital Appreciation Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/00 to 12/31/10

RUSSELL 2500 INDEX

The Russell 2500 Index is comprised of the 2,500 smallest capitalization securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

M BUSINESS OPPORTUNITY VALUE FUND

Performance

For the twelve months ended December 31, 2010, the M Business Opportunity Value Fund had a return of 9.27% (net-of-fees) versus 15.51% for its benchmark, the Russell 1000® Value Index.

Market Environment/Conditions

In the fourth quarter, the global economy continued to recover and expand as the Federal Reserve's QE2 and gains in China's M2 further fueled the risk on trade, debased the dollar and consequently inflated the prices of dollar denominated globally traded commodity asset prices. While emerging markets led the way, developed markets began to show real signs of life as manufacturing picked up, led by growth in export demand and a resurrection in the U.S. auto market, highlighted by the recent IPO of General Motors. The markets, as demonstrated by the S&P 500 jumped over 20% in the last four months of the year with almost half of that coming in September alone. In addition to the explosion in liquidity provided by the U.S. monetary authority, an extension of the Bush era tax cuts and unemployment benefits further stiffened investors' resolve.

Looking forward, the economic themes we see are mostly a continuation of those recently cited. Potential headwinds include a decline in federal stimulus spending, job and spending cuts at the state and local government level, a still weak housing market, an unemployment rate sitting at roughly 9.5% with a U6 (unemployed plus under-employed) number still around 17%, and the threat of global financial instability largely identified apparently by the challenges to governments in the Eurozone.

However, tailwinds include a neutral if not pro-growth government agenda as witnessed by the aforementioned extension of tax cuts, as well as Republican controlled House of Representatives, a revival of U.S. manufacturing industries such as autos and chemicals, and an improving outlook for U.S. financial institutions and their willingness to extend credit.

Even if the economic recovery remains weak, there will still be ample opportunity to profitably invest in portfolio companies as the environment in the broader economy can be quite different from the environment for investing. Record corporate liquidity, profitability and competitive positioning are three key factors that currently create opportunities for investors. With an incredible number of people rapidly entering middle class in China and other emerging markets, it remains an opportune time to be invested in mid and large cap U.S. companies with significant international exposure.

Of course there remain many headwinds, including the non-linear direction (i.e., increased economic volatility) of an increasingly integrated global economy, which is exacerbated by the risk of geopolitical "accidents". Debt and deficits in all developed nations remain considerably elevated—even in spite of certain European austerity measures. Further, the PIIGS (Portugal, Italy, Ireland, Greece, and Spain) are facing crisis mode on refinancing their respective debts. And despite QE2, U.S. mortgage and treasury rates have significantly increased.

Despite these negative issues, we are increasingly positive on the economic recovery as the various global monetary authorities and governments remain focused on ensuring sustained economic growth. There is little doubt these policies are unsustainable in the longer term. Should the economic recovery continue to accelerate at the current pace, we will experience an inevitable reversal of monetary policy.

How the ultimate removal of liquidity will play out, how our financial institutions and economy respond to the resumption of "normalized" monetary policy and interest rates, and whether the Federal Reserve is successful at removing the liquidity before the debasement of the currency threatens higher inflation or a loss of international investor confidence in the U.S. dollar and debt issuance is an uncertainty only time will reveal.

Fund Review/Current Positioning

Although relative performance was strong in September, October and November, the Fund had difficulty keeping pace with its benchmark for most of the period with performance lagging in seven out of the twelve calendar months. The Fund's underperformance relative to its benchmark was attributed mainly to the: (1) average over-weighted exposure (20.2% vs. 4.5%) and weaker stock performance (2.2% vs. 12.2%) in Technology, the benchmark's third worst performing sector for the period; (2) weaker stock performance (1.7% vs. 12.9%) in Financial Services, the fourth worst performing sector; and (3) average under-weighted position (8.2% vs. 9.9%) and weaker stock performance (16.3% vs. 25.2%) in Producer Durables, the second best performing sector. On the positive side, however, relative performance was helped by the Fund's average over-weighted exposure (7.7% vs. 3.7%) and stronger stock performance (34.0% vs. 24.6%) in Materials & Processing, the fourth best performing sector in the benchmark.

On an absolute basis, Consumer Discretionary and Materials & Processing stocks contributed the most to performance and accounted for more than half of the Fund's total gain for the period. Led by three of the top ten contributing stocks, Consumer Discretionary stocks added 3.4% to the Fund driven by the strong stock performance of Yum! Brands, McDonald's and AutoZone, which gained 45.5%, 27.6%, and 37.8%, respectively. The Fund's exposure to Materials & Processing stocks added 2.9% led by Teck Resources and Precision Castparts as these holdings gained 83.1% and 27.2%, respectively. Energy was the Fund's next best contributing sector and added 2.1% for the period led by the strong performance of Schlumberger and Chevron, which gained 51.7%, and 23.1%, respectively. Other strong performers included Oracle and Apple (both Technology) and CSX (Producer Durables), which gained 29.4%, 62.3% and 25.9%, respectively. On the negative side, the bottom five performing stocks detracted only 2.9% from the Fund for the period led by the weak stock performance of Hewlett-Packard and Cisco Systems (both Technology), Bank of America and Morgan Stanley (both Financial Services), and Halliburton (Energy).

Heading into the New Year, the Fund was over-weighted relative to the benchmark in the following sectors: Technology (15.8% vs. 4.6%); Materials & Processing (9.2% vs. 3.4%); Consumer Discretionary (11.9% vs. 8.7%); and Energy (13.1% vs. 12.4%). Conversely, the Fund had a significant under-weighting in the Utilities (0.0% vs. 12.0%) and Consumer Staples (2.7% vs. 9.2%) sectors, as well as more modest under-weightings in the Producer Durables (8.3% vs. 9.3%), Financial Services (27.0% vs. 27.9%), and Health Care (11.9% vs. 12.5%) sectors.

As always, however, the Fund's sector allocations are a by-product of Iridian's bottom-up, fundamental stock selection process, which has proven to be successful over the long-run. It is the firm's intention to maintain its adherence to this investment philosophy.

Performance represented is net of fees and expenses. The view expressed represent the opinions of Iridian Asset Management LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings or sector discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Portfolio characteristics are as of 12/31/10. Please note that all indices are unmanaged and are not available for direct investment.

Iridian Asset Management LLC
Investment Sub-Adviser to M Business Opportunity Value Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
M BUSINESS OPPORTUNITY VALUE FUND AND THE RUSSELL 1000 VALUE INDEX.

The M Business Opportunity Value Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Business Opportunity Value Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Business Opportunity Value Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  Inception date is February 1, 2002

**  02/01/02 to 12/31/10

RUSSELL 1000 VALUE INDEX

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Index is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

M International Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2010

Shares		Value (Note 1)
	FOREIGN COMMON STOCKS—98.6%
	Brazil—3.0%
108,691	Banco do Brasil SA	$2,057,272
8,034	Brasil Telecom SA, ADR	72,145
14,162	Brasil Telecom SA, ADR (Preference)†	310,573
259,200	Centrais Eletricas Brasileiras SA, SP ADR†	3,564,000
37,460	Petroleo Brasileiro SA, SP ADR	1,280,008
56,717	Tele Norte Leste Participacoes SA, ADR	833,740
5,560	Tim Participacoes SA, ADR	189,818
19,132	Vivo Participacoes SA, ADR	623,512
		8,931,068
	Finland—1.2%
353,100	Nokia OYJ	3,660,297
	France—13.2%
1,298,200	Alcatel-Lucent†,*	3,790,319
165,384	Carrefour SA	6,833,235
124,900	Credit Agricole SA	1,589,815
280,929	France Telecom SA	5,867,588
299,056	Natixis*	1,401,839
84,900	Renault SA*	4,946,234
109,827	Sanofi-Aventis	7,038,316
139,451	Total SA	7,405,298
		38,872,644
	Germany—3.4%
55,680	Deutsche Bank AG, Registered	2,915,773
551,400	Deutsche Telekom AG, Registered	7,130,118
		10,045,891
	Italy—7.4%
339,700	Eni SpA	7,434,047
1,396,080	Intesa Sanpaolo SpA	3,795,631
2,682,238	Telecom Italia SpA	3,473,773
4,975,190	Telecom Italia SpA-RSP	5,410,575
492,500	UniCredit SpA	1,021,069
1,228,600	Unipol Gruppo Finanziario SpA (Preference)	591,544
		21,726,639
	Japan—30.4%
169,000	Akita Bank, Ltd. (The)	502,052
78,100	Astellas Pharma, Inc.†	2,979,593

Shares		Value (Note 1)
	Japan (Continued)
122,600	Canon, Inc.†	$6,362,354
520,000	Chuo Mitsui Trust Holdings, Inc.	2,160,123
220,000	Dai Nippon Printing Co., Ltd.	2,999,322
117,238	Daiichi Sankyo Co., Ltd.†	2,568,036
164,300	FUJIFILM Holdings Corp.	5,946,192
228	Japan Tobacco, Inc.†	844,549
894,500	Mitsubishi UFJ Financial Group, Inc.	4,840,499
2,272,000	Mizuho Financial Group, Inc.	4,284,943
226,699	MS & AD Insurance Group	5,686,687
107,400	Nippon Telegraph & Telephone Corp.	4,865,270
387,000	NKSJ Holdings, Inc.*	2,852,709
94,000	Ono Pharmaceutical Co., Ltd.	4,391,495
94,800	Rohm Co., Ltd.	6,193,405
95,000	Seven & I Holdings Co., Ltd.	2,541,140
146,000	Sony Corp.†	5,267,698
138,600	Sumitomo Mitsui Financial Group, Inc.	4,940,909
114,000	Taisho Pharmaceutical Co., Ltd.†	2,497,109
81,400	Takeda Pharmaceutical Co., Ltd.	4,008,542
81,900	TDK Corp.	5,703,975
165,800	Tokio Marine Holdings, Inc.	4,960,205
59,500	Toyota Motor Corp.	2,361,664
		89,758,471
	Mexico—2.6%
452,931	Cemex SAB de CV, SP ADR†,*	4,850,891
182,100	Telefonos de Mexico SAB de CV, Class L, SP ADR†	2,939,094
		7,789,985
	Netherlands—8.4%
678,333	Aegon NV*	4,157,255
34,400	Akzo Nobel NV	2,141,652
289,232	Koninklijke Ahold NV	3,825,649
90,501	SNS Reaal*	386,653
548,700	STMicroelectronics NV	5,687,187
173,882	Unilever NV CVA	5,426,106
145,442	Wolters Kluwer NV	3,194,563
		24,819,065
	New Zealand—0.4%
651,951	Telecom Corp. of New Zealand, Ltd.	1,101,017

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Shares		Value (Note 1)
	Portugal—1.7%
437,171	Portugal Telecom SGPS SA, Registered†	$4,906,514
	South Korea—2.2%
214,900	Korea Electric Power Corp., SP ADR*	2,903,299
199,977	SK Telecom Co., Ltd., ADR†	3,725,572
		6,628,871
	Spain—0.9%
110,412	Telefonica SA	2,508,695
	Sweden—1.3%
341,730	Telefonaktiebolaget LM Ericsson, Series B	3,970,415
	Switzerland—6.5%
132,600	Swiss Reinsurance, Co., Ltd., Registered	7,139,181
10,440	Swisscom AG, Registered	4,593,935
206,862	Tyco Electronics, Ltd.	7,322,915
		19,056,031

Shares		Value (Note 1)
	United Kingdom—16.0%
121,619	AstraZeneca Plc	$5,542,716
801,994	Barclays Plc	3,272,901
330,550	BP Plc	2,400,184
260,107	GlaxoSmithKline Plc	5,030,542
261,900	Home Retail Group Plc	769,995
4,709,800	ITV Plc*	5,145,785
826,500	J Sainsbury Plc	4,850,853
1,452,600	Kingfisher Plc	5,967,643
1,341,738	Marks & Spencer Group Plc	7,722,094
847,201	WM Morrison Supermarkets Plc	3,536,011
98,569	Wolseley Plc*	3,145,481
		47,384,205
	TOTAL FOREIGN COMMON STOCKS (Cost $365,427,579)	291,159,808

Par Amount		Yield	Maturity
	SHORT-TERM INVESTMENTS—9.0%
$1,552,286	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/03/2011	1,552,286

Shares
25,149,481	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	25,149,481
	TOTAL SHORT-TERM INVESTMENTS (Cost $26,701,767)	26,701,767
	TOTAL INVESTMENTS AT MARKET VALUE—107.6% (Cost $392,129,346)	317,861,575
	Liabilities in Excess of Other Assets—(7.6)%	(22,537,798)
	NET ASSETS—100.0%	$295,323,777

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

†  Denotes all or a portion of security on loan (Note 1).

*  Non-income producing security

††  Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

At December 31, 2010, industry sector diversification of the M International Equity Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Diversified Telecommunication Services	14.9%
Pharmaceuticals	11.5%
Commercial Banks	10.1%
Insurance	8.6%
Food and Staples Retailing	7.3%
Electronic Equipment, Instruments & Components	6.4%
Oil, Gas and Consumable Fuels	6.3%
Semiconductors and Semiconductor Equipment	4.0%
Communications Equipment	3.9%
Media	2.8%
Multiline Retail	2.6%
Automobiles	2.5%
Electric Utilities	2.2%
Office Electronics	2.2%
Specialty Retail	2.0%
Food Products	1.8%
Household Durables	1.8%
Construction Materials	1.7%
Wireless Telecommunication Services	1.5%
Trading Companies and Distributors	1.1%
Capital Markets	1.0%
Commercial Services & Supplies	1.0%
Chemicals	0.7%
Internet and Catalog Retail	0.3%
Tobacco	0.3%
Diversified Financial Services	0.1%
Short-Term Investments	9.0%
Total	107.6%

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2010

Shares		Value (Note 1)
	COMMON STOCKS—98.7%
	Air Freight and Logistics—8.0%
63,800	C. H. Robinson Worldwide, Inc.	$5,116,122
68,900	Expeditors International of Washington, Inc.	3,761,940
		8,878,062
	Beverages—4.5%
46,200	PepsiCo, Inc.	3,018,246
56,200	SABMiller Plc, SP ADR†	2,004,092
		5,022,338
	Biotechnology—6.6%
122,500	Celgene Corp.*	7,244,650
	Capital Markets—4.8%
20,600	Franklin Resources, Inc.	2,290,926
64,400	State Street Corp.	2,984,296
		5,275,222
	Chemicals—2.6%
30,600	Praxair, Inc.	2,921,382
	Communications Equipment—5.5%
19,100	F5 Networks, Inc.*	2,486,056
97,200	Juniper Networks, Inc.*	3,588,624
		6,074,680
	Computers and Peripherals—10.1%
21,450	Apple, Inc.*	6,918,912
78,400	NetApp, Inc.*	4,308,864
		11,227,776
	Electronic Equipment, Instruments & Components—0.5%
8,200	Dolby Laboratories, Inc., Class A*	546,940
	Energy Equipment and Services—7.2%
79,900	Baker Hughes, Inc.	4,567,883
40,200	Schlumberger, Ltd.	3,356,700
		7,924,583
	Food Products—3.9%
83,400	Danone SA, SP ADR†	1,055,010
55,000	Nestle SA, SP ADR	3,235,100
		4,290,110

Shares		Value (Note 1)
	Health Care Equipment and Supplies—5.4%
12,900	Intuitive Surgical, Inc.*	$3,324,975
39,000	Varian Medical Systems, Inc.†,*	2,701,920
		6,026,895
	Hotels, Restaurants & Leisure—2.7%
39,100	McDonald's Corp.	3,001,316
	Industrial Conglomerates—2.8%
36,000	3M Co.	3,106,800
	Internet and Catalog Retail—3.8%
10,450	Priceline.com, Inc.*	4,175,297
	Internet Software and Services—6.3%
9,700	Google, Inc., Class A*	5,761,509
56,600	Tencent Holdings, Ltd., ADR	1,241,238
		7,002,747
	IT Services—4.9%
74,000	Cognizant Technology Solutions Corp., Class A*	5,423,460
	Media—3.9%
38,800	Discovery Communications, Inc., Class A†,*	1,617,960
57,700	Omnicom Group, Inc.	2,642,660
		4,260,620
	Multiline Retail—3.1%
56,300	Target Corp.	3,385,319
	Pharmaceuticals—6.2%
38,600	Allergan, Inc.	2,650,662
17,600	Novo Nordisk A/S, SP ADR	1,981,232
31,000	Shire Plc, ADR	2,243,780
		6,875,674
	Semiconductors and Semiconductor Equipment—2.0%
60,800	Altera Corp.	2,163,264

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Shares		Value (Note 1)
	Software—3.9%
102,800	Adobe Systems, Inc.*	$3,164,184
19,100	Rovi Corp.†,*	1,184,391
		4,348,575
	TOTAL COMMON STOCKS (Cost $89,114,394)	109,175,710

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—6.5%
$1,395,766	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/03/2011	$1,395,766

Shares
5,811,594	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	5,811,594
	TOTAL SHORT-TERM INVESTMENTS (Cost $7,207,360)	7,207,360
	TOTAL INVESTMENTS AT MARKET VALUE—105.2% (Cost $96,321,754)	116,383,070
	Liabilities in Excess of Other Assets—(5.2)%	(5,738,576)
	NET ASSETS—100.0%	$110,644,494

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

†  Denotes all or a portion of security on loan (Note 1).

*  Non-income producing security

††  Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

At December 31, 2010, industry sector diversification of the M Large Cap Growth Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Information Technology	33.2%
Health Care	18.2%
Consumer Discretionary	13.5%
Industrials	10.8%
Consumer Staples	8.4%
Energy	7.2%
Financials	4.8%
Materials	2.6%
Short-Term Investments	6.5%
Total	105.2%

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS

December 31, 2010

Shares		Value (Note 1)
	COMMON STOCKS—95.8%
	Aerospace & Defense—2.2%
20,950	Goodrich Corp.	$1,845,066
59,990	Orbital Sciences Corp.*	1,027,629
111,500	Taser International, Inc.*	524,050
		3,396,745
	Air Freight and Logistics—0.9%
38,100	Hub Group, Inc., Class A*	1,338,834
	Airlines—1.5%
10,500	Alaska Air Group, Inc.*	595,245
45,800	AMR Corp.*	356,782
99,500	JetBlue Airways Corp.†,*	657,695
33,400	United Continental Holdings Inc.*	795,588
		2,405,310
	Auto Components—1.4%
19,800	Autoliv, Inc.†	1,563,012
22,300	Gentex Corp.	659,188
		2,222,200
	Biotechnology—0.8%
32,400	BioMarin Pharmaceutical, Inc.†,*	872,532
95,500	Nanosphere, Inc.†,*	416,380
		1,288,912
	Building Products—0.4%
18,400	AO Smith Corp.	700,672
	Capital Markets—1.8%
66,100	GFI Group, Inc.	310,009
34,700	Raymond James Financial, Inc.	1,134,690
37,900	Waddell & Reed Financial, Inc., Class A	1,337,491
		2,782,190
	Chemicals—3.3%
32,400	Albemarle Corp.	1,807,272
49,500	Cabot Corp.	1,863,675
13,700	FMC Corp.	1,094,493
45,400	Zagg, Inc.*	345,948
		5,111,388
	Commercial Banks—1.5%
338,300	CapitalSource, Inc.	2,401,930

Shares		Value (Note 1)
	Commercial Services & Supplies—1.9%
18,200	Clean Harbors, Inc.*	$1,530,256
33,400	Republic Services, Inc.	997,324
18,920	Ritchie Bros. Auctioneers, Inc.†	436,106
		2,963,686
	Communications Equipment—1.5%
19,100	ADTRAN, Inc.†	691,611
29,590	Anaren, Inc.*	616,951
60,914	Arris Group, Inc.*	683,455
18,700	Ciena Corp.†,*	393,635
		2,385,652
	Computers and Peripherals—2.2%
68,842	Avid Technology, Inc.†,*	1,201,981
26,850	Diebold, Inc.	860,543
43,000	Western Digital Corp.*	1,457,700
		3,520,224
	Construction and Engineering—3.7%
54,720	Chicago Bridge & Iron Co., NV*	1,800,288
20,980	Fluor Corp.†	1,390,135
30,800	Foster Wheeler AG*	1,063,216
14,180	Jacobs Engineering Group, Inc.*	650,153
7,500	MYR Group, Inc.*	157,500
39,600	Quanta Services, Inc.*	788,832
		5,850,124
	Containers and Packaging—3.2%
126,900	Crown Holdings, Inc.*	4,235,922
29,000	Packaging Corp. of America	749,360
		4,985,282
	Distributors—0.2%
16,200	LKQ Corp.*	368,064
	Diversified Consumer Services—1.0%
36,000	Sotheby's	1,620,000
	Diversified Financial Services—0.3%
18,100	Moody's Corp.	480,374

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Shares		Value (Note 1)
	Diversified Telecommunication Services—1.6%
98,500	Cogent Communications Group, Inc.*	$1,392,790
153,300	Premiere Global Services, Inc.*	1,042,440
		2,435,230
	Electrical Equipment—2.4%
63,100	Belden, Inc.	2,323,342
7,300	Franklin Electric Co., Inc.	284,116
13,700	Hubbell, Inc., Class B	823,781
7,100	Thomas & Betts Corp.*	342,930
		3,774,169
	Electronic Equipment, Instruments & Components—5.7%
28,300	Cognex Corp.	832,586
33,200	DTS, Inc.*	1,628,460
168,500	Flextronics International, Ltd.*	1,322,725
13,200	Itron, Inc.*	731,940
46,500	Jabil Circuit, Inc.	934,185
10,900	OSI Systems, Inc.*	396,324
79,700	Rogers Corp.*	3,048,525
		8,894,745
	Energy Equipment and Services—2.8%
12,300	Core Laboratories NV†	1,095,315
25,500	Dril-Quip, Inc.†,*	1,981,860
25,760	Noble Corp.	921,435
31,000	Willbros Group, Inc.*	304,420
		4,303,030
	Food Products—0.3%
26,200	Smithfield Foods, Inc.*	540,506
	Health Care Equipment and Supplies—7.1%
13,700	Beckman Coulter, Inc.	1,030,651
13,500	CONMED Corp.*	356,805
62,900	Cooper Cos., Inc. (The)	3,543,786
199,600	Dexcom, Inc.†,*	2,724,540
140,400	Insulet Corp.*	2,176,200
36,600	MAKO Surgical Corp.*	557,052
65,200	Syneron Medical, Ltd.*	664,388
		11,053,422

Shares		Value (Note 1)
	Health Care Providers and Services—1.9%
25,800	Catalyst Health Solutions, Inc.*	$1,199,442
18,000	Mednax, Inc.*	1,211,220
24,600	VCA Antech, Inc.†,*	572,934
		2,983,596
	Hotels, Restaurants & Leisure—0.3%
15,500	Cheesecake Factory, Inc. (The)†,*	475,230
	Household Durables—1.0%
35,100	Harman International Industries, Inc.*	1,625,130
	Industrial Conglomerates—0.3%
13,200	Carlisle Cos., Inc.	524,568
	Insurance—2.4%
13,400	Everest Re Group, Ltd.	1,136,588
49,500	W. R. Berkley Corp.†	1,355,310
35,100	Willis Group Holdings Plc	1,215,513
		3,707,411
	Internet Software and Services—2.9%
18,500	comScore, Inc.†,*	412,735
28,300	Constant Contact, Inc.*	877,017
7,300	Equinix, Inc.*	593,198
50,500	Monster Worldwide, Inc.*	1,193,315
51,800	QuinStreet, Inc.†,*	995,078
12,800	VeriSign, Inc.	418,176
		4,489,519
	IT Services—2.2%
7,300	Alliance Data Systems Corp.†,*	518,519
85,700	Amdocs, Ltd.*	2,354,179
11,400	Global Payments, Inc.	526,794
		3,399,492
	Life Sciences Tools and Services—2.0%
7,700	Complete Genomics, Inc.*	57,519
25,000	Illumina, Inc.†,*	1,583,500
21,900	Pharmaceutical Product Development, Inc.	594,366
47,700	QIAGEN NV†,*	932,535
		3,167,920

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Shares		Value (Note 1)
	Machinery—4.0%
54,300	Albany International Corp., Class A†	$1,286,367
18,700	Kadant, Inc.*	440,759
23,700	Kaydon Corp.	965,064
19,600	Navistar International Corp.*	1,135,036
19,800	Pall Corp.	981,684
8,700	Pentair, Inc.†	317,637
17,600	WABCO Holdings, Inc.*	1,072,368
		6,198,915
	Marine—0.3%
10,500	Kirby Corp.†,*	462,525
	Metals and Mining—1.2%
18,500	Brush Engineered Materials, Inc.*	714,840
62,200	Hecla Mining Co.*	700,372
18,700	RTI International Metals, Inc.*	504,526
		1,919,738
	Multiline Retail—0.9%
25,660	Dollar Tree, Inc.*	1,439,013
	Oil, Gas and Consumable Fuels—5.6%
24,200	Cabot Oil & Gas Corp.	915,970
24,200	CONSOL Energy, Inc.	1,179,508
19,800	Continental Resources, Inc.†,*	1,165,230
39,700	Denbury Resources, Inc.*	757,873
17,800	InterOil Corp.*	1,282,846
15,000	Massey Energy Co.	804,750
72,000	Rex Energy Corp.†,*	982,800
45,600	World Fuel Services Corp.	1,648,896
		8,737,873
	Paper and Forest Products—0.4%
30,500	Neenah Paper, Inc.	600,240
	Pharmaceuticals—0.4%
10,000	Perrigo Co.†	633,300
	Real Estate Investment Trusts (REITs)—1.7%
98,500	Annaly Capital Management, Inc., REIT	1,765,120
201,100	Chimera Investment Corp., REIT	826,521
		2,591,641

Shares		Value (Note 1)
	Road and Rail—1.3%
21,400	Kansas City Southern*	$1,024,204
23,300	Landstar System, Inc.	953,902
		1,978,106
	Semiconductors and Semiconductor Equipment—12.1%
33,500	Altera Corp.†	1,191,930
42,200	ATMI, Inc.†,*	841,468
23,000	Cabot Microelectronics Corp.*	953,350
32,600	Cymer, Inc.*	1,469,282
37,800	Fairchild Semiconductor International, Inc.*	590,058
124,520	Integrated Device Technology, Inc.*	829,303
53,800	International Rectifier Corp.*	1,597,322
52,900	Maxim Integrated Products, Inc.	1,249,498
31,100	MEMC Electronic Materials, Inc.*	350,186
43,800	Microsemi Corp.*	1,003,020
63,400	Monolithic Power Systems, Inc.*	1,047,368
41,040	National Semiconductor Corp.	564,711
18,300	ON Semiconductor Corp.*	180,804
87,300	PMC-Sierra, Inc.*	749,907
4,800	Power Integrations, Inc.†	192,672
17,300	Silicon Laboratories, Inc.*	796,146
161,170	Skyworks Solutions, Inc.*	4,614,297
15,800	Veeco Instruments, Inc.†,*	678,768
		18,900,090
	Software—2.5%
8,200	Ariba, Inc.*	192,618
24,600	Manhattan Associates, Inc.*	751,284
25,300	Motricity, Inc.†,*	469,821
16,600	Rovi Corp.*	1,029,366
57,700	Sonic Solutions†,*	865,500
63,900	TiVo, Inc.†,*	551,457
		3,860,046
	Specialty Retail—1.1%
145,340	Chico's FAS, Inc.	1,748,440
	Trading Companies and Distributors—0.9%
22,100	Watsco, Inc.	1,394,068

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Shares		Value (Note 1)
	Wireless Telecommunication Services—2.7%
89,100	MetroPCS Communications, Inc.*	$1,125,333
40,800	NII Holdings, Inc.*	1,822,128
23,800	SBA Communications Corp.*	974,372
11,600	Syniverse Holdings, Inc.*	357,860
		4,279,693
	TOTAL COMMON STOCKS (Cost $99,463,431)	149,939,243

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—16.1%
$6,551,401	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/03/2011	$6,551,401

Shares
18,587,237	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	18,587,237
	TOTAL SHORT-TERM INVESTMENTS (Cost $25,138,638)	25,138,638
	TOTAL INVESTMENTS AT MARKET VALUE—111.9% (Cost $124,602,069)	175,077,881
	Liabilities in Excess of Other Assets—(11.9)%	(18,617,459)
	NET ASSETS—100.0%	$156,460,422

Notes to the Schedule of Investments:

REIT—Real Estate Investment Trust

†  Denotes all or a portion of security on loan (Note 1).

*  Non-income producing security

††  Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

At December 31, 2010, industry sector diversification of the M Capital Appreciation Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Information Technology	29.1%
Industrials	19.8%
Health Care	12.2%
Energy	8.4%
Materials	8.1%
Financials	7.7%
Consumer Discretionary	5.9%
Telecommunication Services	4.3%
Consumer Staples	0.3%
Short-Term Investments	16.1%
Total	111.9%

The accompanying notes are an integral part of these financial statements.

M Business Opportunity Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2010

Shares		Value (Note 1)
	COMMON STOCKS—96.3%
	Aerospace & Defense—4.8%
29,080	General Dynamics Corp.	$2,063,516
12,360	Precision Castparts Corp.	1,720,636
		3,784,152
	Biotechnology—1.6%
22,370	Amgen, Inc.*	1,228,113
	Capital Markets—9.2%
57,870	Bank of New York Mellon Corp. (The)	1,747,674
7,660	Goldman Sachs Group, Inc. (The)	1,288,106
81,120	Morgan Stanley	2,207,275
43,120	State Street Corp.	1,998,181
		7,241,236
	Chemicals—2.0%
16,800	Praxair, Inc.	1,603,896
	Commercial Banks—5.9%
33,920	CIT Group, Inc.*	1,597,632
70,060	U.S. Bancorp	1,889,518
37,210	Wells Fargo & Co.	1,153,138
		4,640,288
	Communications Equipment—1.6%
63,540	Cisco Systems, Inc.*	1,285,414
	Computers and Peripherals—2.0%
2,730	Apple, Inc.*	880,589
16,360	Hewlett-Packard Co.	688,756
		1,569,345
	Diversified Financial Services—5.2%
97,090	Bank of America Corp.	1,295,181
65,480	JPMorgan Chase & Co.	2,777,661
		4,072,842
	Energy Equipment and Services—2.2%
20,960	Schlumberger, Ltd.	1,750,160

Shares		Value (Note 1)
	Food and Staples Retailing—2.1%
23,690	CVS Caremark Corp.	$823,701
14,730	Wal-Mart Stores, Inc.	794,389
		1,618,090
	Health Care Equipment and Supplies—2.2%
16,580	Baxter International, Inc.	839,280
10,130	Becton, Dickinson & Co.	856,187
		1,695,467
	Health Care Providers and Services—3.4%
15,780	Laboratory Corp. of America Holdings†,*	1,387,377
18,070	McKesson Corp.	1,271,767
		2,659,144
	Hotels, Restaurants & Leisure—3.9%
25,600	McDonald's Corp.	1,965,056
22,230	Yum! Brands, Inc.	1,090,381
		3,055,437
	Household Products—1.5%
19,170	Kimberly-Clark Corp.	1,208,477
	Industrial Conglomerates—1.6%
14,690	3M Co.	1,267,747
	Insurance—4.5%
28,180	AON Corp.	1,296,562
18,470	Chubb Corp.†	1,101,551
20,850	Travelers Cos., Inc. (The)	1,161,553
		3,559,666
	Internet Software and Services—2.8%
33,480	eBay, Inc.*	931,748
2,070	Google, Inc., Class A*	1,229,518
		2,161,266
	IT Services—6.2%
28,540	Computer Sciences Corp.	1,415,584
16,140	International Business Machines Corp.	2,368,706
4,780	MasterCard, Inc., Class A	1,071,246
		4,855,536

The accompanying notes are an integral part of these financial statements.

M Business Opportunity Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Shares		Value (Note 1)
	Life Sciences Tools and Services—2.8%
28,070	Agilent Technologies, Inc.*	$1,162,940
18,310	Thermo Fisher Scientific, Inc.*	1,013,642
		2,176,582
	Metals and Mining—1.5%
19,620	Teck Resources, Ltd., Class B	1,213,105
	Multiline Retail—1.8%
26,710	Kohl's Corp.†,*	1,451,421
	Oil, Gas and Consumable Fuels—10.6%
27,540	Chevron Corp.	2,513,025
37,610	CONSOL Energy, Inc.	1,833,112
20,920	Devon Energy Corp.	1,642,429
24,290	Occidental Petroleum Corp.	2,382,849
		8,371,415
	Paper and Forest Products—3.1%
88,300	International Paper Co.	2,405,292

Shares		Value (Note 1)
	Pharmaceuticals—2.8%
11,730	Johnson & Johnson	$725,501
20,250	Shire Plc, ADR	1,465,695
		2,191,196
	Road and Rail—2.6%
31,090	CSX Corp.	2,008,725
	Software—4.7%
71,750	Microsoft Corp.	2,003,260
55,180	Oracle Corp.	1,727,134
		3,730,394
	Specialty Retail—3.7%
5,980	AutoZone, Inc.*	1,630,088
57,410	Staples, Inc.	1,307,226
		2,937,314
	TOTAL COMMON STOCKS (Cost $60,790,341)	75,741,720

Par Amount		Yield	Maturity
	SHORT-TERM INVESTMENTS—6.4%
$2,592,059	State Street Bank & Trust Co. (Euro Time Deposit)	0.010%	01/03/2011	2,592,059

Shares
2,444,203	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	2,444,203
	TOTAL SHORT-TERM INVESTMENTS (Cost $5,036,262)	5,036,262
	TOTAL INVESTMENTS AT MARKET VALUE—102.7% (Cost $65,826,603)	80,777,982
	Liabilities in Excess of Other Assets—(2.7)%	(2,127,561)
	NET ASSETS—100.0%	$78,650,421

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

†  Denotes all or a portion of security on loan (Note 1).

*  Non-income producing security

††  Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Business Opportunity Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

At December 31, 2010, industry sector diversification of the M Business Opportunity Value Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Financials	24.8%
Information Technology	17.3%
Energy	12.8%
Health Care	12.8%
Consumer Discretionary	9.4%
Industrials	9.0%
Materials	6.6%
Consumer Staples	3.6%
Short-Term Investments	6.4%
Total	102.7%

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Business Opportunity Value Fund
Assets:
Investments, at value (Note 1)*/**—see accompanying Schedule of Investments	$317,861,575	$116,383,070	$175,077,881	$80,777,982
Cash denominated in foreign currencies***	582,967	—	—	—
Receivable from:
Securities sold	—	—	73,866	78,602
Capital stock subscriptions	565,448	119,775	34,385	271,317
Dividends and interest	1,731,923	68,411	173,559	66,879
Total assets	320,741,913	116,571,256	175,359,691	81,194,780
Liabilities:
Payable for:
Capital stock redemptions	1,586	6,515	135,948	5,416
Investment Adviser, net (Note 2)	143,045	57,708	118,141	42,040
Payable upon return of securities loaned (Note 1)	25,149,481	5,811,594	18,587,237	2,444,203
M Financial Group-compliance expense (Note 2)	5,979	2,026	2,678	1,434
Accrued expenses and other liabilities	118,045	48,919	55,265	51,266
Total liabilities	25,418,136	5,926,762	18,899,269	2,544,359
Net assets	$295,323,777	$110,644,494	$156,460,422	$78,650,421
Net assets consist of:
Paid-in capital	$424,814,000	$116,082,672	$107,430,950	$85,139,427
Undistributed (distributions in excess of) net investment income	(600,268)	—	—	265,293
Accumulated net realized loss on investments	(54,621,675)	(25,499,494)	(1,446,340)	(21,705,728)
Net unrealized appreciation (depreciation) on investments and foreign currency	(74,268,280)	20,061,316	50,475,812	14,951,429
Net assets	$295,323,777	$110,644,494	$156,460,422	$78,650,421
Shares outstanding#	25,197,371	6,817,061	6,031,335	7,636,825
Net asset value, offering price and redemption price per share	$11.72	$16.23	$25.94	$10.30
* Cost of investments	$392,129,346	$96,321,754	$124,602,069	$65,826,603
** Includes securities on loan with market values of	$24,082,695	$5,673,772	$18,130,849	$2,391,930
*** Cost of cash denominated in foreign currencies	$584,000	$—	$—	$—

  #  The number of authorized shares with a par value of $0.001 per share, for each of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Business Opportunity Value Fund is 100,000,000.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2010

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Business Opportunity Value Fund
Investment income:
Interest	$266	$134	$570	$165
Securities lending income	268,576	8,994	82,239	4,263
Dividends*	11,233,989	720,434	1,310,028	943,798
Total investment income	11,502,831	729,562	1,392,837	948,226
Expenses:
Investment advisory fee (Note 2)	2,007,573	627,074	1,244,392	489,854
Custody, fund accounting, transfer agent and administration fees	465,125	110,741	154,757	122,766
Professional fees	55,285	31,082	35,890	30,015
Printing and shareholder reporting	13,243	18,699	12,436	11,438
Directors' fees and expenses	69,251	23,280	33,883	19,712
Compliance expenses (Note 2)	24,571	8,182	11,337	6,471
Other	52,765	17,122	24,007	15,292
Total expenses	2,687,813	836,180	1,516,702	695,548
Less: Expenses waived/reimbursed by the Adviser (Note 2)	(26,466)	—	—	(12,005)
Net operating expenses	2,661,347	836,180	1,516,702	683,543
Net investment income (loss)	8,841,484	(106,618)	(123,865)	264,683
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(9,955,363)	6,096,505	8,082,348	6,436,245
Foreign currency transactions	(102,299)	—	(267)	616
Net realized gain (loss)	(10,057,662)	6,096,505	8,082,081	6,436,861
Net change in unrealized appreciation (depreciation) on:
Investments	12,984,081	14,837,362	25,499,471	(356,974)
Foreign currency and net other assets	8,564	—	(81)	50
Net change in unrealized appreciation (depreciation)	12,992,645	14,837,362	25,499,390	(356,924)
Net realized and unrealized gain	2,934,983	20,933,867	33,581,471	6,079,937
Net increase in net assets resulting from operations	$11,776,467	$20,827,249	$33,457,606	$6,344,620
* Net of foreign taxes withheld of:	$1,009,330	$13,860	$2,453	$1,755

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$8,841,484	$6,514,897	$(106,618)	$369,506
Net realized gain (loss) on investments and foreign currency	(10,057,662)	(27,871,396)	6,096,505	1,556,688
Net change in unrealized appreciation on investments and foreign currency	12,992,645	84,802,600	14,837,362	27,180,787
Net increase in net assets resulting from operations	11,776,467	63,446,101	20,827,249	29,106,981
Distributions to shareholders:
From net investment income	(9,339,453)	(6,677,328)	(374,573)	(596,386)
From return of capital	—	(106,618)	—	—
Total distributions to shareholders	(9,339,453)	(6,783,946)	(374,573)	(596,386)
Fund share transactions (Note 4):
Proceeds from shares sold	33,548,340	44,843,023	15,803,829	15,645,082
Net asset value of shares issued on reinvestment of distributions	9,339,453	6,783,946	374,573	596,386
Cost of shares repurchased	(61,990,401)	(70,390,299)	(26,139,794)	(31,210,105)
Net decrease in net assets resulting from Fund share transactions	(19,102,608)	(18,763,330)	(9,961,392)	(14,968,637)
Total change in net assets	(16,665,594)	37,898,825	10,491,284	13,541,958
Net assets:
Beginning of year	311,989,371	274,090,546	100,153,210	86,611,252
End of year*	$295,323,777	$311,989,371	$110,644,494	$100,153,210
* Including undistributed (distributions in excess of) net investment income) of:	$(600,268)	$—	$—	$369,694

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	M Capital Appreciation Fund		M Business Opportunity Value Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$(123,865)	$333,085	$264,683	$562,587
Net realized gain (loss) on investments and foreign currency	8,082,081	(8,342,812)	6,436,861	(7,481,664)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	25,499,390	56,258,218	(356,924)	24,870,562
Net increase in net assets resulting from operations	33,457,606	48,248,491	6,344,620	17,951,485
Distributions to shareholders:
From net investment income	(288,520)	(53,085)	(562,619)	(643,982)
Total distributions to shareholders	(288,520)	(53,085)	(562,619)	(643,982)
Fund share transactions (Note 4):
Proceeds from shares sold	28,448,425	22,691,243	15,516,649	22,808,728
Net asset value of shares issued on reinvestment of distributions	288,520	53,085	562,619	643,982
Cost of shares repurchased	(45,544,795)	(37,624,865)	(32,410,088)	(19,235,389)
Net increase (decrease) in net assets resulting from Fund share transactions	(16,807,850)	(14,880,537)	(16,330,820)	4,217,321
Total change in net assets	16,361,236	33,314,869	(10,548,819)	21,524,824
Net assets:
Beginning of year	140,099,186	106,784,317	89,199,240	67,674,416
End of year*	$156,460,422	$140,099,186	$78,650,421	$89,199,240
* Including undistributed net investment income of:	$—	$280,609	$265,293	$562,613

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	M International Equity Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value, beginning of year	$11.57	$9.44	$18.45	$20.15	$17.52
Income from investment operations:
Net investment income	0.34 ‡	0.24 ‡	0.48 ‡	0.41 ‡	0.26
Net realized and unrealized gain (loss) on investments	0.19	2.15	(7.71)	1.21	4.32
Total from investment operations	0.53	2.39	(7.23)	1.62	4.58
Less distributions to shareholders:
From net investment income	(0.38)	(0.26)	(0.51)	(0.43)	(0.27)
From net realized capital gains	—	—	(1.27)	(2.89)	(1.68)
From return of capital	—	0.00 †	—	—	—
Total distributions	(0.38)	(0.26)	(1.78)	(3.32)	(1.95)
Net asset value, end of year	$11.72	$11.57	$9.44	$18.45	$20.15
Total Return	4.61%	25.28%	(39.84)%	8.01%	26.78%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$295,324	$311,989	$274,091	$549,661	$494,394
Net expenses to average daily net assets	0.91%	0.94%	0.91%	0.87%	0.88%
Net investment income to average daily net assets	3.02%	2.33%	3.17%	1.86%	1.52%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.92%	0.95%	N/A	N/A	N/A
Net investment income	3.01%	2.32%	N/A	N/A	N/A
Portfolio turnover rate	11%	9%	25%	32%	22%

‡  Calculation based on average shares outstanding.

†  Amount rounds to less than $0.005.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	M Large Cap Growth Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value, beginning of year	$13.24	$9.70	$19.52	$17.22	$16.60
Income from investment operations:
Net investment income (loss)	(0.01)‡	0.05 ‡	0.07 ‡	0.08 ‡	0.12 #
Net realized and unrealized gain (loss) on investments	3.05	3.56	(9.46)	3.75	1.30
Total from investment operations	3.04	3.61	(9.39)	3.83	1.42
Less distributions to shareholders:
From net investment income	(0.05)	(0.07)	0.00 †	(0.07)	(0.11)
From net realized capital gains	—	—	(0.43)	(1.46)	(0.69)
Total distributions	(0.05)	(0.07)	(0.43)	(1.53)	(0.80)
Net asset value, end of year	$16.23	$13.24	$9.70	$19.52	$17.22
Total Return	23.06%	37.40%	(48.97)%	22.43%	8.52%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$110,644	$100,153	$86,611	$173,139	$132,046
Net expenses to average daily net assets	0.83%	0.74%	0.70%	0.63%	0.65%
Net investment income (loss) to average daily net assets	(0.11)%	0.41%	0.43%	0.43%	0.61%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	N/A	0.83%	N/A	N/A	N/A
Net investment income	N/A	0.32%	N/A	N/A	N/A
Portfolio turnover rate	81%	171%	237%	137%	138%

‡  Calculation based on average shares outstanding.

#  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

†  Amount rounds to less than $0.005.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	M Capital Appreciation Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value, beginning of year	$20.47	$13.78	$24.74	$24.26	$22.95
Income from investment operations:
Net investment income (loss)	(0.02)‡	0.05 ‡	0.01 ‡	(0.09)‡	(0.03)#
Net realized and unrealized gain (loss) on investments	5.54	6.65	(10.33)	3.01	3.77
Total from investment operations	5.52	6.70	(10.32)	2.92	3.74
Less distributions to shareholders:
From net investment income	(0.05)	(0.01)	—	—	—
From net realized capital gains	—	—	(0.64)	(2.44)	(2.43)
Total distributions	(0.05)	(0.01)	(0.64)	(2.44)	(2.43)
Net asset value, end of year	$25.94	$20.47	$13.78	$24.74	$24.26
Total Return	27.00%	48.61%	(42.03)%	11.96%	16.30%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$156,460	$140,099	$106,784	$188,400	$175,122
Net expenses to average daily net assets	1.10%	1.13%	1.09%	1.06%	1.08%
Net investment income (loss) to average daily net assets	(0.09)%	0.28%	0.07%	(0.33)%	(0.12)%
Portfolio turnover rate	22%	16%	28%	35%	30%

‡  Calculation based on average shares outstanding.

#  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	M Business Opportunity Value Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value, beginning of year	$9.50	$7.69	$12.11	$12.55	$12.06
Income from investment operations:
Net investment income	0.03 ‡	0.06 ‡	0.09 ‡	0.10 ‡	0.06
Net realized and unrealized gain (loss) on investments	0.84	1.82	(4.16)	0.59	1.51
Total from investment operations	0.87	1.88	(4.07)	0.69	1.57
Less distributions to shareholders:
From net investment income	(0.07)	(0.07)	(0.01)	(0.08)	(0.06)
From net realized capital gains	—	—	(0.34)	(1.05)	(1.02)
Total distributions	(0.07)	(0.07)	(0.35)	(1.13)	(1.08)
Net asset value, end of year	$10.30	$9.50	$7.69	$12.11	$12.55
Total Return	9.27%	24.58%	(34.48)%	5.44%	13.89%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$78,650	$89,199	$67,674	$79,905	$72,742
Net expenses to average daily net assets	0.88%	0.88%	0.88%	0.87%	0.89%
Net investment income to average daily net assets	0.34%	0.74%	0.81%	0.72%	0.56%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.90%	0.95%	N/A	N/A	0.94%
Net investment income	0.32%	0.67%	N/A	N/A	0.51%
Portfolio turnover rate	49%	58%	169%	149%	96%

‡  Calculation based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Company") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of December 31, 2010, the Company consisted of four separate diversified investment portfolios: M International Equity Fund (formerly Brandes International Equity Fund), M Large Cap Growth Fund, M Capital Appreciation Fund (formerly Frontier Capital Appreciation Fund) and M Business Opportunity Value Fund (formerly Business Opportunity Value Fund) (each singularly a "Fund" or collectively the "Funds"), each of which is, in effect, a separate mutual fund.

The Company offers shares of the Funds to certain insurance company separate accounts, which serve as the underlying funding vehicles for certain variable annuity and variable life insurance policies. These annuities and insurance policies are offered by members of M Financial Holdings Incorporated ("M Financial Group") and are issued by certain life insurance companies. Shares of the Funds may also be sold to qualified pension and retirement plans.

M International Equity Fund seeks long-term capital appreciation with a strategy of investing mainly in equity securities of foreign issuers, focusing on stocks with capitalizations of $1 billion or more. M Large Cap Growth Fund seeks long-term capital appreciation with a strategy of investing mainly in common stocks of U.S. companies that are believed to have strong earnings growth potential. M Capital Appreciation Fund seeks long-term capital appreciation with a strategy of investing in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalization of those companies found in the Russell 2500 Stock Index. M Business Opportunity Value Fund seeks long-term capital appreciation with a strategy of investing primarily in equity securities of U.S. issuers in the large-to-medium capitalization segment of the U.S. stock market.

1.  Significant Accounting Policies

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies and are consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation

Equity securities and other similar investments traded on a recognized U.S. securities exchange are valued at the last sale price on the exchange on which the securities are traded. If no sale occurs, equity securities and other similar investments traded on a U.S. exchange are valued at the most recent bid price. Equity securities and other similar investments traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price. If no sale occurs, equity securities and other similar investments traded on NASDAQ are valued at the most recent bid price. Equity securities and other similar investments traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the close of the New York Stock Exchange. However, if an event which may change the value of a security occurs after the time

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

that the closing value on the non-U.S. exchange was determined, the Board of Directors may decide to value the security based on fair value. The Board of Directors has approved the use of an independent fair value service for foreign securities, which may provide a fair value price. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation date or, if no sale occurs, at the most recent bid price. Debt securities and other fixed-income investments of the Funds with a remaining maturity of sixty-one days or more will be valued on the basis of dealer-supplied quotations or by a pricing service approved by the Company's Board of Directors. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant accretion or amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which a pricing service supplies no quotations or quotations are not deemed to be representative of market value or for which there are no readily available market quotations are valued at fair value as determined in good faith by the Pricing Committee appointed by the Board of Directors.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is utilized to maximize the use of observable data inputs and minimize the use of unobservable data inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use to price the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use to price the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use to price the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments;

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3—significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the period ended December 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

As of December 31, 2010, (i) all of the Funds' long-term investments were classified as Level 1, as represented on the Schedule of Investments; and (ii) all of the Funds' short-term investments were classified as Level 2.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*		Transfers Out*
	Level 1	Level 2	Level 1	Level 2
M International Equity Fund	$249,230,541	$—	$—	$249,230,541

*  The Fund(s) recognize transfers between levels that occurred at the beginning of the period, December 31, 2009.

Financial assets were transferred from Level 2 to Level 1 due to a change in fair value factors.

Securities Transactions, Investment Income and Expenses

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Company can be directly attributed to a Fund. Expenses that cannot be directly attributed are apportioned among Funds by the Company based on average net assets of each Fund.

Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund and timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterizations of distributions made by each Fund and reclassifications to paid-in capital.

Security Lending

The Funds participate in a securities lending program whereby each Fund may loan its portfolio securities in an amount up to 33 1/3% of its total assets. The Funds receive cash (U.S. currency) as collateral against the loaned securities. Such collateral is invested by the securities lending agent in a money market mutual fund that meets certain quality and diversification requirements in accordance with Rule 2a-7 under the 1940 Act. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined each day at the close of business of the Funds and any change in the amount of collateral is delivered to or paid by the Fund the next day.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

The collateral received is recorded on a lending Fund's statement of assets and liabilities, along with the related obligation to return the collateral. A Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. Should the borrower of the securities fail financially, there is a risk of delay in the recovery of the securities or loss of rights in the collateral. Any dividends or interest payable by the issuers of the loaned portfolio securities, during the time that the securities are on loan, are paid to the borrowers of those securities. Dividend or interest payments that are made to borrowers of the loaned securities are reimbursed by the borrowers to the Funds. Such reimbursement amounts do not comprise qualified dividend income under the United States Internal Revenue Code.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to the borrower through State Street Bank and Trust as the securities lending agent, is the source of the Fund's securities lending income, 65% of which is paid to the Fund, 35% of which is paid to the custodian as securities lending agent.

At December 31, 2010, the value of the securities on loan and the value of the related collateral were as follows:

	Market Value of Loaned Securities	Market Value of Collateral
M International Equity Fund	$24,082,695	$25,149,481
M Large Cap Growth Fund	5,673,772	5,811,594
M Capital Appreciation Fund	18,130,849	18,587,237
M Business Opportunity Value Fund	2,391,930	2,444,203

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary.

The Funds did not have any unrecognized tax benefits at December 31, 2010, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2010, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the fiscal years December 2007 through December 2010. No examination of any of the Funds' tax filings is currently in progress.

2.  Advisory Fee and Other Transactions with Affiliates

The Company has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"). The Advisory Agreement provides that the Funds will pay the Adviser a fee at an annual rate of the value of each Fund's average daily net assets as follows:

Fund	Total Advisory Fees
M International Equity Fund*	1.10% of the first $10 million

0.95% of the next $10 million

0.75% of the next $30 million

0.65% on amounts above $50 million

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

Fund	Total Advisory Fees
M Large Cap Growth Fund	0.65% of the first $50 million

0.60% of the next $50 million

0.55% on amounts above $100 million

M Capital Appreciation Fund	0.90%

M Business Opportunity Value Fund	0.65% of the first $50 million

0.60% of the next $50 million

0.55% of the next $100 million

0.50% on amounts above $200 million

*  For the period October 1, 2010 through March 30, 2011, the Adviser has agreed to waive a portion of the advisory fee for the Fund so that the advisory fee payable by the Fund is 0.65%. For the period October 1, 2010 through December 31, 2010, the Adviser waived $26,466 of its advisory fee.

The Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized average daily net assets. This agreement is effective May 1, 2010 through April 30, 2011.

The Adviser has engaged Brandes Investment Partners, L.P., DSM Capital Partners LLC, Frontier Capital Management Company, LLC and Iridian Asset Management LLC to act as sub-advisers to provide day-to-day portfolio management for the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Business Opportunity Value Fund, respectively.

As compensation for their services, each sub-adviser receives a fee based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Total Sub-Advisory Fees
M International Equity Fund*	0.95% on the first $10 million

0.80% on the next $10 million

0.60% on the next $30 million

0.50% on the amounts above $50 million

M Large Cap Growth Fund	0.50% on the first $50 million

0.45% on the next $50 million

0.40% on the amounts above $100 million

M Capital Appreciation Fund	0.75%

M Business Opportunity Value Fund	0.50% on the first $50 million

0.45% on the next $50 million

0.40% on the next $100 million

0.35% on the amounts above $200 million

*  For the period October 1, 2010 through March 30, 2011, Brandes has agreed to waive a portion of its sub-advisory fee and therefore the sub-advisory fee to be paid by the Adviser is 0.50%.

The sub-advisory fees are paid by the Adviser out of the investment advisory fees disclosed above.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for its services.

The Company pays no compensation to its officers, other than the Chief Compliance Officer. Beginning in the fourth quarter of 2010, the Company paid each interested Director $1,500 per meeting attended. The Company paid each non-interested Director $20,000 per annum plus $1,500 per meeting attended with an additional $1,500 per audit committee meeting attended. The Chairman and Audit Committee Chair receive an additional $10,000 annually. CCO compensation is paid to M Financial Group pursuant to an employee leasing agreement between the Company and M Financial Group and is included under compliance expenses on the Funds' Statements of Operations.

3.  Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2010, were as follows:

	Non-U.S. Government Securities
	Purchases	Sales
M International Equity Fund	$30,220,887	$50,560,499
M Large Cap Growth Fund	79,259,976	90,702,065
M Capital Appreciation Fund	29,106,143	49,872,166
M Business Opportunity Value Fund	36,646,586	54,584,719

4.  Common Stock

Changes in the capital shares outstanding were as follows:

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Shares sold	2,953,735	4,518,490	1,105,873	1,417,775
Shares repurchased	(5,519,143)	(7,185,570)	(1,879,171)	(2,842,320)
Distributions reinvested	795,524	584,119	28,615	54,714
Net decrease	(1,769,884)	(2,082,961)	(744,683)	(1,369,831)
Fund shares:
Beginning of year	26,967,255	29,050,216	7,561,744	8,931,575
End of year	25,197,371	26,967,255	6,817,061	7,561,744

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

4.  Common Stock (Continued)

	M Capital Appreciation Fund		M Business Opportunity Value Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Shares sold	1,330,672	1,382,682	1,659,219	2,824,759
Shares repurchased	(2,157,310)	(2,289,606)	(3,479,766)	(2,315,001)
Distributions reinvested	14,255	2,696	64,153	80,197
Net increase (decrease)	(812,383)	(904,228)	(1,756,394)	589,955
Fund shares:
Beginning of year	6,843,718	7,747,946	9,393,219	8,803,264
End of year	6,031,335	6,843,718	7,636,825	9,393,219

5.  Financial Instruments

M International Equity Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as forward foreign currency exchange rates. These financial instruments are limited to forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Foreign Currency and Foreign Investments

M International Equity Fund may invest in non-U.S. dollar denominated securities or in the securities of foreign issuers, American Depositary Receipts ("ADRs"), European Depository Receipts ("EDRs"), International Depository Receipts ("IDRs") and Global Depository Receipts ("GDRs"). M Business Opportunity Value Fund, M Capital Appreciation Fund, and M Large Cap Growth Fund may invest in securities of foreign issuers that are listed on United States exchanges or are represented by ADRs. Foreign currencies, investments and other assets and liabilities of the Funds are translated into U.S. dollars at the exchange rates available at twelve noon Eastern Time. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions. M International Equity Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in market prices of securities held at period end.

Investments in non-U.S. dollar denominated securities or in the securities of foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). In addition, clearance and settlement procedures for such securities may be

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

6.  Investments in Foreign Markets

At December 31, 2010, a portion of M International Equity Fund's net assets consisted of securities denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Foreign securities may be subject to greater price volatility, limited and less reliable investor information for certain local tax law considerations, limited regulations of foreign securities markets, and higher rates of inflation than securities of companies based in the United States.

7.  Beneficial Interest

Shares of the Funds are owned by insurance companies as depositors of separate accounts that are used primarily to fund variable annuity contracts and variable life insurance contracts. As of December 31, 2010, John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona, ING-Security Life of Denver, Lincoln National Life Insurance Co., New York Life Insurance Co., Nationwide Financial Services, Inc. and SunLife Insurance Co. through their separate accounts, the separate accounts of insurance company subsidiaries, as well as M Financial Holdings Incorporated through direct ownership of seed money and general investment shares, owned all shares of the Funds. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of certain Funds in which their separate accounts hold more than 25% of the shares of such Funds.

At December 31, 2010 the ownership of each Fund was as follows:

	Percentage of Ownership
	M Financial Holdings, Inc.	John Hancock Variable Life Insurance Co.	Pacific Life Insurance Co.	Pruco Life Insurance Co. of Arizona	ING-Security Life of Denver
M International Equity Fund	0.6%	43.3%	33.9%	14.1%	5.1%
M Large Cap Growth Fund	4.7%	45.8%	41.4%	1.9%	1.8%
M Capital Appreciation Fund	0.9%	44.1%	45.4%	1.4%	4.8%
M Business Opportunity Value Fund	2.6%	37.8%	47.5%	3.0%	3.5%

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Beneficial Interest (Continued)

	Percentage of Ownership
	Lincoln National Life Insurance Co.	New York Life Insurance Co.		Nationwide Financial Services, Inc.	SunLife Insurance Co.
M International Equity Fund	1.8%	0.0	%(1)	0.2%	1.0%
M Large Cap Growth Fund	2.5%	—%		0.2%	1.7%
M Capital Appreciation Fund	1.9%	0.0	%(1)	0.3%	1.2%
M Business Opportunity Value Fund	2.8%	0.1%		0.3%	2.4%

(1)  Amount rounds to less than 0.05%.

8.  Tax Information

At December 31, 2010, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ Depreciation
M International Equity Fund	$392,844,681	$22,714,250	$(97,697,356)	$(74,983,106)
M Large Cap Growth Fund	96,760,694	20,982,528	(1,360,152)	19,622,376
M Capital Appreciation Fund	125,651,699	53,218,620	(3,792,438)	49,426,182
M Business Opportunity Value Fund	67,620,052	13,528,840	(370,910)	13,157,930

The tax character of distributions paid during 2010 and 2009 were as follows:

	Year Ended December 31, 2010 Amount	Year Ended December 31, 2009 Amount
M International Equity Fund
Distributions paid from:
Ordinary Income	$9,339,453	$6,677,328
Return of Capital	—	106,618
Total Distributions	$9,339,453	$6,783,946
M Large Cap Growth Fund
Distributions paid from:
Ordinary Income	$374,573	$596,386
M Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$288,520	$53,085

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

8.  Tax Information (Continued)

	Year Ended December 31, 2010 Amount	Year Ended December 31, 2009 Amount
M Business Opportunity Value Fund
Distributions paid from:
Ordinary Income	$562,619	$643,982

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Deferred Post October Losses	Unrealized Appreciation/ Depreciation	Total Distributable Earnings
M International Equity Fund	$115,034	$(53,967,519)	$(654,123)	$(74,983,615)	$(129,490,223)
M Large Cap Growth Fund	—	(25,060,554)	—	19,622,376	(5,438,178)
M Capital Appreciation Fund	—	(396,710)	—	49,426,182	49,029,472
M Business Opportunity Value Fund	265,293	(19,912,279)	—	13,157,980	(6,489,006)

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expirations dates, whichever occurs first. At December 31, 2010, M International Equity Fund had available, for federal tax purposes, unused capital losses of $43,583,941 and $10,383,578, expiring on December 31, 2017 and 2018, respectively. The M Large Cap Growth Fund had available, for federal tax purposes, unused capital losses of $17,970,127 and $7,090,427, expiring on December 31, 2016 and 2017, respectively. The M Capital Appreciation Fund had available, for federal tax purposes, unused capital losses of $396,710 expiring on December 31, 2017. The M Business Opportunity Value Fund had available, for federal tax purposes, unused capital losses of $10,551,500 and $9,360,779, expiring on December 31, 2016 and 2017, respectively.

The following Fund(s) utilized capital loss carryforward during the year ended December 31, 2010:

Capital Losses
M International Equity Fund	$—
M Large Cap Growth Fund	5,755,159
M Capital Appreciation Fund	7,128,504
M Business Opportunity Value Fund	2,459,578

The following Fund(s) elected to defer to January 1, 2011, post-October capital losses:

Capital Losses
M International Equity Fund	$(654,123)
M Large Cap Growth Fund	—
M Capital Appreciation Fund	—
M Business Opportunity Value Fund	—

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

8.  Tax Information (Continued)

either temporary or permanent in nature. To the extent these differences are permanent in nature such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

During the year ended December 31, 2010, the Funds reclassified for book purposes, amounts arising from permanent book/tax difference primarily relating to realized foreign currency gains and losses, net operating loss, distributions in excess of earnings, security lending adjustments and post financial partnership basis adjustment.

Permanent differences incurred during the year ended December 31, 2010, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

	Undistributed Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-in Capital
M International Equity Fund	$(102,299)	$102,299	$—
M Large Cap Growth Fund	111,497	(4,875)	(106,622)
M Capital Appreciation Fund	131,776	(19,649)	(112,127)
M Business Opportunity Value Fund	616	(616)	—

9.  Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Company may enter into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The maximum exposure to the Company under these arrangements is unknown, as it involves future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company believes that the risk of loss is remote.

10.  Recently Issued Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, "Improving Disclosures About Fair Value Measurements" ("ASU"). The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods with those fiscal years. Management is currently evaluating the impact of adoption this ASU will have on the Funds' financial statement disclosures.

11.  Subsequent Events

Management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that no material events require recognition or disclosure in the Funds' financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of M Fund, Inc.
and the Shareholders of the
M International Equity Fund,
M Large Cap Growth Fund,
M Capital Appreciation Fund and
M Business Opportunity Value Fund

We have audited the accompanying statements of assets and liabilities of the M International Equity Fund (formerly Brandes International Equity Fund), M Large Cap Growth Fund, M Capital Appreciation Fund (formerly Frontier Capital Appreciation Fund) and M Business Opportunity Value Fund (formerly Business Opportunity Value Fund), each a series of shares of M Fund, Inc., including the schedules of investments as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2007 were audited by other auditors, whose report dated February 22, 2008 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Business Opportunity Value Fund as of December 31, 2010, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
February 18, 2011

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited)

Director's and Officer's Tables

Interested Directors*:

Name, Address and Date of Birth	Position Held with Fund	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Peter W. Mullin(1) 1125 NW Couch St. Suite 900 Portland, OR 97209 (Born: 1/14/41)	Director	Indefinite Fifteen Years	Chairman Emeritus, MullinTBG, Inc. (insurance agency)	4	Avery Dennison, Mrs. Fields Original Cookies, Inc.

Lawton M. Nease(2) Nease Lagana Eden & Culley, Inc. 2100 Riveredge Pkwy Suite 200 Atlanta, GA 30328 (Born: 11/2/43)	Director	Indefinite One year	President, Nease, Lagana Eden & Culley (life insurance advisory firm)	4	NLEC, McCamish Systems.

*  Interested person as defined by the Investment Company Act of 1940 Act, as amended.

**  In accordance with the Company's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Company's Articles of Incorporation.

(1)  Mr. Mullin is deemed to be interested because he owns 21.78% of M Financial Holdings Incorporated which controls the Adviser.

(2)  Mr. Nease is deemed to be interested because he is a Director of the Adviser and he owns 2.05% of M Financial Holdings Incorporated which controls the Adviser.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

Independent Directors:

Name, Address and Date of Birth	Position Held with Fund	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Gerald Bidwell Bidwell Capital LLC 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 6/6/42)	Director and Chairman of the Board	Indefinite Fifteen Years	Retired. Through 2003, President and Chief Executive Officer, Bidwell & Co. (discount brokerage firm).	4	N/A

Neil E. Goldschmidt 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 6/16/40)	Director	Indefinite Fifteen Years	Retired. Through 2005, President, Neil Goldschmidt, Inc. (law firm).	4	N/A

Allan S. Bufferd 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 8/10/37)	Director and Audit Committee Chairman	Indefinite Five Years	Retired. Through 2006, Treasurer of The Massachusetts Institute of Technology. 2005-2006 President of Massachusetts Institute of Technology Investment Management Company.	4	Och-Ziff Capital Management Group; City of London Investment Management Group, Ltd.

Bruce W. Madding 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/02/51)	Director	Indefinite Three Years	President, C.M. Capital Corp from July 2010 to present; Senior Vice President, Chief Financial Officer and Chief Investment Officer for the Henry J. Kaiser Family Foundation from 1988 to June 2010.	4	N/A

  There is no family relationship between any of the Directors or Officers of the Company.

*  In accordance with the Company's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Company's Articles of Incorporation.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

Principal Officers who are not Directors:

Name, Address and Date of Birth	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years
JoNell Hermanson 1125 NW Couch Street, Suite 900 Portland, OR 97209 (Born: 7/25/59)	President	One Year Four Years*	President of M Financial Wealth Partners, Inc., and M Financial Assets Management, Inc. 2008-present; Vice President of M Financial Group, Inc., 2004-present; President, M Financial Investment Advisers, Inc., February 2010-present

David Lees M Fund, Inc. 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 2/1/65)	Secretary and Treasurer	One year Four Years	Accounting Director, M Financial Group; Secretary and Treasurer, M Financial Investment Advisers, Inc.

Shannon Hartwell 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/19/70)	Chief Compliance Officer	One year Five Years	Chief Compliance Officer, M Financial Investment Advisers, Inc., 2006-present; Corporate attorney, Perkins Coie, LLP 2000-2006

  There is no family relationship between any of the Directors or Officers of the Company.

*  Includes Ms. Hermanson's previous service as Chief Compliance Officer of the Company from 2005-2006 and her service as Vice President from 2009-2010.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

The Statement of Additional Information includes additional information about the Funds' directors and is available, without charge, upon request, by calling 1-888-736-2878.

Quarterly Form N-Q Portfolio Schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Company's Form N-Q will be available on the Company's website at www.mfin.com and on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the Company's proxy voting policies and procedures and the Company's proxy voting record for the most recent twelve-month period ending June 30 are available (1) without charge, upon request, by calling the Company toll-free at 1-888-736-2878; and (2) on Form N-PX on the SEC's website at www.sec.gov.

Tax Disclosures

The following percentages represent the portion, of dividend income received by the Funds through December 31, 2010, that qualifies for reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified Dividend Income
M International Equity Fund	100%
M Large Cap Growth Fund	100%
M Capital Appreciation Fund	100%
M Business Opportunity Value Fund	100%

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2010 qualified for the dividends received deduction as follows.

Fund	Dividend Received Deduction
M Large Cap Growth Fund	100%
M Capital Appreciation Fund	100%
M Business Opportunity Value Fund	100%

M International Equity Fund

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign securities. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended December 31, 2010:

•  the total amount of foreign taxes withheld was $1,009,330

•  the total amount of income sourced from foreign countries was $12,243,319

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited)

As an indirect shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only. As an indirect shareholder of a Fund, you do not incur any transactional costs, such as sales charges (loads), redemption fees or exchange fees. However, you do incur such transactional costs, as well as other fees and charges as an owner of a variable annuity contract or variable life insurance policy. If these transactional and other insurance company fees and charges were included, your costs would have been higher. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different variable annuities or variable life insurance policies.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During Period* (July 1, 2010 to December 31, 2010)
M International Equity Fund
Actual	$1,000.00	$1,193.60	0.90%	$4.98
Hypothetical (5% return before expenses)	1,000.00	1,020.70	0.90%	4.58
M Large Cap Growth Fund
Actual	1,000.00	1,295.30	0.83%	$4.80
Hypothetical (5% return before expenses)	1,000.00	1,021.00	0.83%	4.23
M Capital Appreciation Fund
Actual	1,000.00	1,322.10	1.09%	$6.38
Hypothetical (5% return before expenses)	1,000.00	1,019.70	1.09%	5.55

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited) (Continued)

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During Period* (July 1, 2010 to December 31, 2010)
M Business Opportunity Value Fund
Actual	$1,000.00	$1,229,10	0.89%	$5.00
Hypothetical (5% return before expenses)	1,000.00	1,020.70	0.89%	4.53

*  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

Item 2. Code of Ethics.

As of December 31, 2010, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial and Accounting Officer. For the year ended December 31, 2010, there were no amendments to a provision of its code of ethics, nor were there any waivers (including implicit waivers) granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1) .

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Alan Bufferd and Bruce Madding, who are “independent” as defined in Item 3 of Form N-CSR. Mr. Bufferd serves as the Chairman of the Registrant’s audit committee.

Item 4. Principal Accountant Fees and Services.

BBD, LLP served as the principal accountant for the Registrant for the fiscal years ended December 31, 2009 and December 31, 2010.

(a)                                  AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountant, BBD, LLP for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2009 and December 31, 2010 were $76,000 and $78,500, respectively.

(b)                                 AUDIT RELATED FEES: No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2009 and December 31, 2010.

(c)                                  TAX FEES: The aggregate fees billed for professional services rendered by BBD, LLP for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2009 and December 31, 2010 were $10,500 and $10,500, respectively. Such services included the review of the Fund’s tax and excise returns.

(d)                                 ALL OTHER FEES:  No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2009 and December 31, 2010.

(e)                                  (1)The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)                                    Not applicable.

(g)                                 The aggregate fees billed by the Registrant’s principal accountant, BBD, LLP, for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2009 and December 31, 2010 were $10,500 and $10,500, respectively.

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(h)                                 Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)          A schedule of investments is contained in the Registrant’s annual report, which is attached to this report in response to Item 1.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (the “1934 Act”) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics as described in item 2 is attached hereto.

(a)(2) Certifications of the Principal Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)  Not applicable to this filing.

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(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

M Fund, Inc.

By:	/s/ JoNell Hermanson
JoNell Hermanson President/Principal Executive Officer

Date: 2/25/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JoNell Hermanson
JoNell Hermanson President/Principal Executive Officer

Date: 2/25/11

By:	/s/ David Lees
David Lees Treasurer/Principal Financial and Accounting Officer
Date: 2/25/11

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